EXHIBIT 99.4

                                   Agway Inc.
                                   Chapter 11
                       Case No. 02-65872 through 02-65877
                             Month of: October 2003

                            CERTIFICATION OF PREPARER


The accompanying unaudited consolidated and consolidating balance sheets and income statements are prepared by Company management in conformity with generally accepted accounting principles in the United States of America on a going concern basis, with the possible exception of accounting for the settlement and curtailment of retiree benefits recognized during prior periods. The Company has not made adjustments to reflect the probable liquidation of the Company. The most significant such adjustment would record unrecognized net actuarial losses with respect to the pension plan and any excise tax payable on any remaining net gain from the termination of the pension plan. As of June 30, 2003, the recognized net pension asset approximated $180 million, while the unrecognized net actuarial losses approximately $125 million. The unrecognized actuarial loss is typically only calculated annually but varies each month and would be material if recognized currently.

Subject to the foregoing, the undersigned, having prepared the accompanying reports, certifies under penalty of perjury that the information continued therein is complete, accurate and truthful on the basis upon which they were prepared to the best of my knowledge.



February 17, 2004                    /s/ Peter J. O'Neill
---------------------------         --------------------------------------------
Date                                Signature of Preparer

                                    Peter J. O'Neill
                                    Agway Inc.
                                    Senior Vice President, Finance & Control
                                    333 Butternut Drive
                                    Dewitt, NY  13214
                                    (315) 449-6568

                       AGWAY INC. CONSOLIDATED
                             BALANCE SHEET
                              OCTOBER 2003

                                                               LAST           LAST MONTH
     ACTUAL                                                    MONTH           VARIANCE
------------                                                 ----------     ---------------
     72,589               Cash and Equivalents                  95,187              22,598
     91,976         Trade and Notes Receivable, Net             89,953              (2,023)
      9,096          Advances and Other Receivables              7,300              (1,796)
          -              Lease Receivables, Net                     85                  85
     25,269                   Inventories                       24,896                (373)
      6,025                 Prepaid Expenses                     5,355                (670)
     25,764               Other Current Assets                  23,767              (1,997)
------------                                                 ----------     ---------------

    230,719               Total Current Assets                 246,543              15,824

      3,693            Other Security Investments                3,763                  70
     94,760         Property, Plant & Equipment, Net            95,316                 556
        985         Long Term Lease Receivbles, Net              2,503               1,518
    177,105                Net Pension Asset                   177,355                 250
        610             Intangible Assets - Net                    617                   7
     72,385             Other Long - Term Assets                49,255             (23,130)
------------                                                 ----------     ---------------
    580,257                   Total Assets                     575,352              (4,905)
============                                                 ==========     ===============


         46      Current Installment of Subordinated Debt          118                 (72)
        161      Current Installment of Long-Term Debt             161                   -
     14,005             Accounts Payable - Trade                14,995                (990)
     55,282             Accounts Payable - Other                48,746               6,536
     30,657       Accrued & Other Current Liabilities           30,883                (226)
------------                                                 ----------     ---------------
    100,151             Total Current Liabilites                94,903               5,248

      1,477                  Long-Term Debt                      1,464                  13
     16,885           Other Long -Term Liabilities              16,196                 689
------------                                                 ----------     ---------------
     18,362           Total Long -Term Liabilities              17,660                 702

    518,228        Liabilities Subject to Compromise           518,264                 (36)
     31,997                 Preferred Stock                     31,997                   -
      2,411                   Common Stock                       2,411                   -
    (89,514)                Retained Margins                   (87,545)             (1,969)
     (1,378)                  Other Equity                      (2,338)                960
------------                                                 ----------     ---------------
    (56,484)                  Total Equity                     (55,475)             (1,009)

------------                                                 ----------     ---------------
    580,257           Total Liabilities and Equity             575,352               4,905
============                                                 ==========     ===============

                                 DEBTOR
                             BALANCE SHEET
                              OCTOBER 2003

                                                               LAST           LAST MONTH
     ACTUAL                                                    MONTH           VARIANCE
------------                                                 ----------     ---------------
     44,759               Cash and Equivalents                  67,403              22,644
     34,882         Trade and Notes Receivable, Net             37,524               2,642
      1,975          Advances and Other Receivables              2,118                 143
     11,138                   Inventories                       11,341                 203
      1,790                 Prepaid Expenses                     2,062                 272
     (2,431)              Deferred Income Tax                   (2,431)                  -
     18,430               Other Current Assets                  17,328              (1,102)
------------                                                 ----------
                                                                            ---------------
    110,543               Total Current Assets                 135,345              24,802

     92,914            Other Security Investments               90,874              (2,040)
     16,321         Property, Plant & Equipment, Net            17,003                 682
    177,105                Net Pension Asset                   177,355                 250
        250             Intangible Assets - Net                    250                   -
     70,388             Other Long - Term Assets                47,256             (23,132)
------------                                                 ----------     ---------------
    467,521                   Total Assets                     468,083                 562
============                                                 ==========     ===============

        136      Current Installment of Long-Term Debt             136                   -
      5,700             Accounts Payable - Trade                 6,144                (444)
      5,050             Accounts Payable - Other                 4,387                 663
      4,242       Accrued & Other Current Liabilities            4,127                 115
------------                                                 ----------     ---------------
     15,128             Total Current Liabilites                14,794                 334

      1,363                  Long-Term Debt                      1,373                 (10)
    (11,991)         Deferred Federal Income Taxes             (11,991)                  -
       (922)          Other Long -Term Liabilities                (975)                 53
------------                                                 ----------     ---------------
    (11,550)          Total Long -Term Liabilities             (11,593)                 43

    518,812        Liabilities Subject to Compromise           518,870                 (58)
      1,617              Net Operating Advance                   1,487                 130

     31,997                 Preferred Stock                     31,997                   -
      2,411                   Common Stock                       2,411                   -
    (89,516)                Retained Margins                   (87,545)             (1,971)
     (1,378)                  Other Equity                      (2,338)                960
------------                                                 ----------     ---------------
    (56,486)                  Total Equity                     (55,475)             (1,011)

------------                                                 ----------     ---------------
    467,521           Total Liabilities and Equity             468,083                (562)
============                                                 ==========     ===============

                             TOTAL RESIDUAL
                             BALANCE SHEET
                              OCTOBER 2003

                                                               LAST           LAST MONTH
     ACTUAL                                                    MONTH           VARIANCE
------------                                                 ----------     ---------------
     25,399               Cash and Equivalents                  25,719                 320
      5,938         Trade and Notes Receivable, Net              6,738                 800
          -              Lease Receivables, Net                     85                  85
          -                 Prepaid Expenses                       130                 130
      2,408               Other Current Assets                   2,398                 (10)
------------                                                 ----------
                                                                            ---------------
     33,745               Total Current Assets                  35,070               1,325

      1,563         Property, Plant & Equipment, Net             1,453                (110)
      1,479         Long Term Lease Receivbles, Net              3,043               1,564
      1,002             Other Long - Term Assets                 1,001                  (1)
------------                                                 ----------     ---------------
     37,789                   Total Assets                      40,567               2,778
============                                                 ==========     ===============

         46      Current Installment of Subordinated Debt          118                 (72)
        438             Accounts Payable - Trade                   868                (430)
          3             Accounts Payable - Other                    32                 (29)
      7,634       Accrued & Other Current Liabilities            7,359                 275
------------                                                 ----------     ---------------
      8,121             Total Current Liabilites                 8,377                (256)

          -           Other Long -Term Liabilities                   3                  (3)
------------                                                 ----------     ---------------
          -           Total Long -Term Liabilities                   3                  (3)

      7,913        Liabilities Subject to Compromise             7,829                  84
     13,679              Net Operating Advance                  16,408              (2,729)

      2,050            Additional Paid-in-Capital                2,050                   -
    (25,974)                Retained Margins                   (26,100)                126
     32,000                   Other Equity                      32,000                   -
------------                                                 ----------     ---------------
      8,076                   Total Equity                       7,950                 126

------------                                                 ----------     ---------------
     37,789           Total Liabilities and Equity              40,567              (2,778)
============                                                 ==========     ===============

                             AGWAY INC. CONSOLIDATED
                           CONSOLIDATING BALANCE SHEET
                                  OCTOBER 2003

                                                                                                            ELIMS &
                                             AG         CPG     ENERGY     TELMARK     INSUR.      CORP       OTHER       CONSOL
                                          ----------  --------  --------   ---------  ---------   ---------  ---------   ---------
Cash and Equivalents                          3,410       175     3,522           -          -      45,948     19,534      72,589
Trade and Notes Receivable, Net              27,533     4,467    53,935           -          -          -       6,041      91,976
Advances and Other Receivables                   75     1,252     7,121           -          -       1,605       (957)      9,096
Inventories                                   9,220     1,918    14,131           -          -           -         -       25,269
Prepaid Expenses                                666        74     4,235           -          -       2,342     (1,292)      6,025
Deferred Income Tax                               -         -     2,431           -          -      56,150    (58,581)         -
Other Current Assets                              -         -     7,334           -          -      16,022      2,408      25,764
                                          ----------  --------  --------   ---------  ---------   ---------  ---------   ---------
Total Current Assets                         40,904     7,886    92,709           -          -     122,067    (32,847)    230,719

Other Security Investments                    2,261       601         -           -          -      82,229    (81,398)      3,693
Property, Plant & Equipment, Net              7,588     6,868    78,438           -          -         302      1,564      94,760
Long Term Lease Receivbles, Net                   -         -         -           -          -          -         985         985
Net Pension Asset                                 -         -         -           -          -     177,105         -      177,105
Intangible Assets - Net                         250         -       360           -          -          -          -          610
Other Long -Term Assets                          20       477     1,999           -          -     224,528   (154,639)     72,385
                                          ----------  --------  --------   ---------  ---------   ---------  --------    ---------
Total Assets                                 51,023    15,832   173,506           -          -     606,231   (266,335)    580,257
                                          ==========  ========  ========   =========  =========   =========  ========    =========



Current Installment of Subordinated Debt          -         -         -           -          -          -          46          46
Current Installment of Long-Term Debt            38        98        25           -          -          -          -          161
Accounts Payable - Trade                      2,396     3,338     7,834           -          -          -         437      14,005
Accounts Payable - Other                        399        56    50,229           -          -       4,594          4      55,282
Accrued & Other Current Liabilities           2,874     2,679    27,700           -          -      18,209    (20,805)     30,657
                                          ----------  --------  --------   ---------  ---------   ---------  ---------   ---------
Total Current Liabilites                      5,707     6,171    85,788           -          -      22,803    (20,318)    100,151

Long-Term Debt                                   19     1,344        25           -          -          -          89       1,477
Deferred Federal Income Taxes                     -         -    11,991           -          -      81,213    (93,204)         -
Other Long -Term Liabilities                      -        28    17,983           -          -       6,597     (7,723)     16,885
                                          ----------  --------  --------   ---------  ---------   ---------  ---------   ---------
Total Long -Term Liabilities                     19     1,372    29,999           -          -      87,810   (100,838)     18,362

Liabilities Subject to Compromise            69,242    25,336         -           -          -     495,894    (72,244)    518,228
Net Operating Advance                       (27,889)   (5,326)  (22,893)          -          -     (37,664)    93,772          -

Preferred Stock                                   -         -         -           -          -      31,997         -       31,997
Common Stock                                      1         -     3,502           -          -       2,411     (3,503)      2,411
Additional Paid-in-Capital                    6,754         -    34,091           -          -          -     (40,845)         -
Retained Margins                             (2,811)  (11,721)   40,703           -          -       6,674   (122,359)    (89,514)
Other Equity                                      -         -     2,316           -          -      (3,694)        -       (1,378)
                                          ----------  --------  --------   ---------  ---------   ---------  ---------   ---------
Total Equity                                  3,944   (11,721)   80,612           -          -      37,388   (166,707)    (56,484)

                                          ----------  --------  --------   ---------  ---------   ---------  ---------   ---------
Total Liabilities and Equity                 51,023    15,832   173,506           -          -     606,231   (266,335)    580,257
                                          ==========  ========  ========   =========  =========   =========  =========   =========


                                     DEBTOR
                           CONSOLIDATING BALANCE SHEET
                                  OCTOBER 2003

                                                                                                            ELIMS &
                                           AGWINC     AGENCY    BRUBAKER   CB ADAMS   CB DEBERRY   FCI      OTHER       CONSOL
                                          ----------  --------  --------   ---------  ---------   -------   --------   ---------
Cash and Equivalents                         45,406         -         -          23          -     2,225     (2,895)     44,759
Trade and Notes Receivable, Net              27,553         -         -       1,853          -     5,673       (197)     34,882
Advances and Other Receivables                1,972         -         -           4          -         -         (1)      1,975
Inventories                                   8,503         -         -         673          -     1,962          -      11,138
Prepaid Expenses                              1,784         1         -           3          -         2          -       1,790
Deferred Income Tax                          (2,431)        -         -           -          -         -          -      (2,431)
Other Current Assets                         18,429         -         -          (1)         -        (1)         3      18,430
                                          ----------  --------  --------   ---------  ---------   -------   --------   ---------
Total Current Assets                        101,216         1         -       2,555          -     9,861     (3,090)    110,543

Other Security Investments                   81,203         -         -           -          -         -     11,711      92,914
Property, Plant & Equipment, Net             13,267         -         -       1,963          -     1,091          -      16,321
Net Pension Asset                           177,105         -         -           -          -         -          -     177,105
Intangible Assets - Net                           -         -         -           -          -       250          -         250
Other Long -Term Assets                      69,945         -         -         436          -         8         (1)     70,388
                                          ----------  --------  --------   ---------  ---------   -------   --------   ---------
Total Assets                                442,736         1         -       4,954          -    11,210      8,620     467,521
                                          ==========  ========  ========   =========  =========   =======   ========   =========



Current Installment of Long-Term Debt            38         -         -          98          -         -          -         136
Accounts Payable - Trade                      3,859         -         -       1,333          -       507          1       5,700
Accounts Payable - Other                      4,615         -         -           -          -       435          -       5,050
Accrued & Other Current Liabilities           4,258         1         -         703          5       931     (1,656)      4,242
                                          ----------  --------  --------   ---------  ---------   -------   --------   ---------
Total Current Liabilites                     12,770         1         -       2,134          5     1,873     (1,655)     15,128

Long-Term Debt                                    -         -         -       1,344          -        19          -       1,363
Deferred Federal Income Taxes               (11,991)        -         -           -          -         -          -     (11,991)
Other Long -Term Liabilities                   (952)        -         -          28          -         1          1        (922)
                                          ----------  --------  --------   ---------  ---------   -------   --------   ---------
Total Long -Term Liabilities                (12,943)        -         -       1,372          -        20          1     (11,550)

Liabilities Subject to Compromise           517,230     3,157     3,011       3,525      6,691     7,641    (22,443)    518,812
Net Operating Advance                       (17,837)      (70)   (1,615)        507         81      (456)    21,007       1,617

Preferred Stock                              31,997         -         -           -          -         -          -      31,997
Common Stock                                  2,411        10         -           -          -         -        (10)      2,411
Additional Paid-in-Capital                        -     2,181     2,050           -          -     6,754    (10,985)         -
Retained Margins                            (89,514)   (5,278)   (3,446)     (2,584)    (6,777)   (4,622)    22,705     (89,516)
Other Equity                                 (1,378)        -         -           -          -         -          -      (1,378)
                                          ----------  --------  --------   ---------  ---------   -------   --------   ---------
Total Equity                                (56,484)   (3,087)   (1,396)     (2,584)    (6,777)    2,132     11,710     (56,486)
                                                                                                                  -
                                          ----------  --------  --------   ---------  ---------   -------   --------   ---------
Total Liabilities and Equity                442,736         1         -       4,954          -    11,210      8,620     467,521
                                          ==========  ========  ========   =========  =========   =======   ========   =========


                    AGWAY DISCONTINUED OPERATIONS & RESIDUAL
                           CONSOLIDATING BALANCE SHEET
                                  OCTOBER 2003


                                          AGRONOMY    SEEDWAY   BRUBAKER   TELMARK    SUNFLOWER   RETAIL     CORP     TOTAL
                                          ----------  --------  --------   ---------  ---------   -------  --------  --------
Cash and Equivalents                             (1)        -         -      25,390         10         -         -    25,399
Trade and Notes Receivable, Net               1,476         -         -       3,159          -     1,304         -     5,938
Other Current Assets                              -         -         -          (0)         -     2,408         -     2,408
                                          ----------  --------  --------   ---------  ---------   -------  --------  --------
Total Current Assets                          1,475         -         -      28,549         10     3,712         -    33,745

Other Security Investments                        -         -         0           -          -         -         -         0
Property, Plant & Equipment, Net                742         -         -           -          -       821         -     1,563
Long Term Lease Receivbles, Net                   -         -         -       1,479          -         -         -     1,479
Other Long -Term Assets                       1,001         -         -           -          -         -         -     1,001
                                          ----------  --------  --------   ---------  ---------   -------  --------  --------
Total Assets                                  3,217         -         0      30,028         10     4,533         -    37,789
                                          ==========  ========  ========   =========  =========   =======  ========  ========


Current Installment of Subordinated Debt          -         -         -          46          -         -         -        46
Accounts Payable - Trade                         (2)      (21)        -         472          -       (11)        -       438
Accounts Payable - Other                          -         -         -           3          0         -         -         4
Accrued & Other Current Liabilities           6,424         9         -         936         10       255         -     7,634
                                          ----------  --------  --------   ---------  ---------   -------  --------  --------
Total Current Liabilites                      6,422       (12)        -       1,457         10       244         -     8,122

Other Long -Term Liabilities                    167        (0)        -        (174)         -         7         -        (0)
                                          ----------  --------  --------   ---------  ---------   -------  --------  --------
Total Long -Term Liabilities                    167        (0)        -        (174)         -         7         -        (0)

Liabilities Subject to Compromise                81         -     3,011           -          -     4,821         -     7,913
Net Operating Advance                         1,455     2,250    (1,615)     20,137        439      (754)   26,811    48,721
Additional Paid-in-Capital                        -         -     2,050           -          -         -         -     2,050
Retained Margins                             (4,907)   (2,237)   (3,446)    (23,392)      (439)      215   (26,811)  (61,016)
Other Equity                                      -         -         -      32,000          -         -         -    32,000
                                          ----------  --------  --------   ---------  ---------   -------  --------  --------
Total Equity                                 (4,907)   (2,237)   (1,396)      8,608       (439)      215   (26,811)  (26,966)

                                          ----------  --------  --------   ---------  ---------   -------  --------  --------
Total Liabilities and Equity                  3,217         -         0      30,028         10     4,533         -    37,789
                                          ==========  ========  ========   =========  =========   =======  ========  ========


                          AGWAY DISCONTINUED OPERATIONS
                           CONSOLIDATING BALANCE SHEET
                                  OCTOBER 2003


                                          AGRONOMY    SEEDWAY   BRUBAKER   TELMARK    SUNFLOWER   RETAIL     CORP     TOTAL
                                          ----------  --------  --------   ---------  ---------   -------   -------   -------
Total Current Assets                              -         -         -           -          -         -         -         -

                                          ----------  --------  --------   ---------  ---------   -------   -------   -------
Total Assets                                      -         -         -           -          -         -         -         -
                                          ==========  ========  ========   =========  =========   =======   =======   =======



                                          ----------  --------  --------   ---------  ---------   -------   -------   -------
Total Current Liabilites                          -         -         -           -          -         -         -         -

                                          ----------  --------  --------   ---------  ---------   -------   -------   -------
Total Long -Term Liabilities                      -         -         -           -          -         -         -         -

Net Operating Advance                         7,798     2,200     3,685     (32,118)       703         -    26,811     9,079
Retained Margins                             (7,798)   (2,200)   (3,685)     32,118       (703)        -   (26,811)   (9,079)
                                          ----------  --------  --------   ---------  ---------   -------   -------   -------
Total Equity                                 (7,798)   (2,200)   (3,685)     32,118       (703)        -   (26,811)   (9,079)

                                          ----------  --------  --------   ---------  ---------   -------   -------   -------
Total Liabilities and Equity                      -         -         -           -          -         -         -         -
                                          ==========  ========  ========   =========  =========   =======   =======   =======

                                    RESIDUAL
                           CONSOLIDATING BALANCE SHEET
                                  OCTOBER 2003


                                          AGRONOMY    SEEDWAY   BRUBAKER   TELMARK    SUNFLOWER   RETAIL     CORP     TOTAL
                                          ----------  --------  --------   ---------  ---------   -------   -------   -------
Cash and Equivalents                             (1)        -         -      25,390         10         -         -     25,399
Trade and Notes Receivable, Net               1,476         -         -       3,159          -     1,304         -      5,938
Other Current Assets                              -         -         -          (0)         -     2,408         -      2,408
                                          ----------  --------  --------   ---------  ---------   -------   -------   -------
Total Current Assets                          1,475         -         -      28,549         10     3,712         -     33,745

Other Security Investments                        -         -         0           -          -         -         -          0
Property, Plant & Equipment, Net                742         -         -           -          -       821         -      1,563
Long Term Lease Receivbles, Net                   -         -         -       1,479          -         -         -      1,479
Other Long -Term Assets                       1,001         -         -           -          -         -         -      1,001
                                          ----------  --------  --------   ---------  ---------   -------   -------   -------
Total Assets                                  3,217         -         0      30,028         10     4,533         -     37,789
                                          ==========  ========  ========   =========  =========   =======   =======   =======


Current Installment of Subordinated Debt          -         -         -          46          -         -         -         46
Accounts Payable - Trade                         (2)      (21)        -         472          -       (11)        -        438
Accounts Payable - Other                          -         -         -           3          0         -         -          4
Accrued & Other Current Liabilities           6,424         9         -         936         10       255         -      7,634
                                          ----------  --------  --------   ---------  ---------   -------   -------   -------
Total Current Liabilites                      6,422       (12)        -       1,457         10       244         -      8,122

Other Long -Term Liabilities                    167        (0)        -        (174)         -         7         -         (0)
                                          ----------  --------  --------   ---------  ---------   -------   -------   -------
Total Long -Term Liabilities                    167        (0)        -        (174)         -         7         -         (0)

Liabilities Subject to Compromise                81         -     3,011           -          -     4,821         -      7,913
Net Operating Advance                        (6,343)       50    (5,300)     52,255       (264)     (754)        -     39,642

Additional Paid-in-Capital                        -         -     2,050           -          -         -         -      2,050
Retained Margins                              2,891       (37)      239     (55,510)       264       215         -    (51,937)
Other Equity                                      -         -         -      32,000          -         -         -     32,000
                                          ----------  --------  --------   ---------  ---------   -------   -------   -------
Total Equity                                  2,891       (37)    2,289     (23,510)       264       215         -    (17,887)

                                          ----------  --------  --------   ---------  ---------   -------   -------   -------
Total Liabilities and Equity                  3,217         -         0      30,028         10     4,533         -     37,789
                                          ==========  ========  ========   =========  =========   =======   =======   =======


                        AGWAY INC. CONSOLIDATED
                            INCOME STATEMENT
                              OCTOBER 2003
    MONTH                (THOUSANDS OF DOLLARS)                YEAR TO DATE



  ACTUAL                                                          ACTUAL
-----------                                                   ----------------
    78,545                     Net Sales                              265,809

    56,395                   Cost of Sales                            195,554
-----------                                                   ----------------
    22,150                   Product Margin                            70,255

       430                  Service Revenue                             2,671
-----------                                                   ----------------
    22,580           Total Product Margin & Revenue                    72,926

                          Operating Expenses:
     3,336                   Manufacturing                             14,336
    14,269                    Distribution                             53,073
     1,583                      Selling                                 6,810
     3,963                   Administrative                            15,491
-----------                                                   ----------------
    23,151              Total Operating Expenses                       89,710

        86              Other Income / (Expense)                        3,978

      (485)                       EBIT                                (12,806)

       423                  Interest Expense                              949
      (327)                 Interest Revenue                           (1,402)
-----------                                                   ----------------
        96               Interest Expense - Net                          (453)

      (581)            Pre-Tax Earnings / (Loss)                      (12,353)

     1,364              Reorganization Expenses                         4,384

        25           State Tax Expense / (Benefit)                        103
        25                    Total Taxes                                 103

    (1,970)      Net Margin From Continuing Operations                (16,840)


-----------                                                   ----------------
    (1,970)           Final Net Earnings / (Loss)                     (16,840)
===========                                                   ================


                        AGWAY INC. CONSOLIDATED
                       OPERATING EXPENSE BY TYPE
                              OCTOBER 2003
    MONTH                (THOUSANDS OF DOLLARS)                YEAR TO DATE



    ACTUAL                    EXPENSE TYPE                             ACTUAL
-----------    -------------------------------------------    ----------------

     9,519                      SALARIES                               34,486
        17                    COMMISSIONS                                  69
       935                     INCENTIVES                               4,825
     1,889                   PAYROLL COSTS                              7,109
       159                  EMPLOYEE EXPENSE                              549
       739               PROFESSIONAL SERVICES                          2,305
        47              DATA PROCESSING EXPENSE                           184
        54                 CONTRACT SERVICES                              253
        22               TRASH REMOVAL EXPENSE                             86
       997                 CONTRACT TRUCKING                            3,363
       241                    RENT EXPENSE                                951
     1,022                    DEPRECIATION                              4,067
      (351)                    IMPAIRMENT                                (480)
        62                    AMORTIZATION                                255
        23            AMORTIZATION OF INTANGIBLES                          93
       250            AMORT OF DEFERRED DEBT COSTS                        998
       173                       TAXES                                  1,009
        90               REPAIRS & MAINTENANCE                            313
       639           AUTOMOTIVE & EQUIP RENTAL EXP                      2,447
        (2)            LEASED RAILCAR RENTAL EXP                           29
       513                 GAS/DIESEL/OIL EXP                           1,743
        43             LICENSE & REGISTRATION EXP                         280
        11               TIRES & TUBES EXPENSE                             36
        11                    TOLL EXPENSE                                 36
     1,197            REPAIRS & MAINT EQUIP & AUTO                      4,015
       373                 UTILITIES EXPENSE                            1,534
         1                 PAYLOADER EXPENSE                               11
       486               PLANT SUPPLIES EXPENSE                         2,294
       409               OFFICE SUPPLIES & EXP                          1,596
       418                 TELEPHONE EXPENSE                            1,516
       696           ADVERTISING & SALES PROMOTION                      2,554
         7                    SHOW EXPENSE                                 12
        82               RESEARCH & DEVELOPMENT                           275
       252                   TRAVEL EXPENSE                               883
        32                DUES & SUBSCRIPTIONS                             94
         5               CONTRIBUTIONS EXPENSE                             28
        69             CONFERENCES & MEETINGS EXP                         314
         -               COMMITTEE MEETINGS EXP                             -
         -           CERTIFIED MANAGER TRAINING EXP                       184
         -             TRUCK LOADING CHARGES EXP                            -
       118                 EDUCATION EXPENSE                              290
         -              FIELD RESEARCH SUPPLIES                             -
         5          COMMODITY REGISTRATIONS & TESTS                        17
        28                  TESTING EXPENSE                                89
         -                 CASH OVER & SHORT                                6
         -                 PENALTIES & FINES                                3
         4                   QUALITY CLAIMS                                10
         4            DEMURRAGE CLAIMS & ICING EXP                         33
       240               LOSS ON DOUBTFUL ACCTS                           975
         -                  WARRANTY EXPENSE                                -
         -                REPRESENTATIVE COSTS                              -
         3                  MANAGEMENT FEES                                10
       124                OVERHEAD ALLOCATION                             497
         -                  AFI NET EXPENSE                                 -
     1,018                 INSURANCE EXPENSE                            3,877
        94               ENVIRONMENTAL EXPENSE                            461
       (80)                  DIRECT CHARGES                                59
       746                   OTHER EXPENSE                              4,321
      (322)               RECOVERY OF EXPENSE                          (1,406)
       (42)                TRUCKING RECOVERY                             (188)
        81              OUTSIDE CONTRACT EXPENSE                          340
         -                PENSION CURTAILMENT                               -
         -              RECOVERY OF ADVERTISING                             -
-----------                                                   ----------------
    23,151              TOTAL OPERATING EXPENSES                       89,710
===========                                                   ================

                                 DEBTOR
                                INCOME STATEMENT
                              OCTOBER 2003
    MONTH                (THOUSANDS OF DOLLARS)                LIFE TO DATE



  ACTUAL                                                          ACTUAL
-----------                                                   ----------------
    25,202                     Net Sales                              330,607

    20,596                   Cost of Sales                            260,394
-----------                                                   ----------------
     4,606                   Product Margin                            70,213

       430                  Service Revenue                            10,539
-----------                                                   ----------------
     5,036           Total Product Margin & Revenue                    80,752

                          Operating Expenses:
     3,336                   Manufacturing                             72,429
       237                    Distribution                                779
     1,139                      Selling                                12,937
     3,025                   Administrative                            53,529
-----------                                                   ----------------
     7,737              Total Operating Expenses                      139,674

        20              Other Income / (Expense)                        3,029

    (2,681)                       EBIT                                (55,893)

       387                  Interest Expense                            2,466
      (608)                 Interest Revenue                           (8,964)
-----------                                                   ----------------
      (221)              Interest Expense - Net                        (6,498)

    (2,460)            Pre-Tax Earnings / (Loss)                      (49,395)

     1,364               Reorganization Charges                        34,736

      (119)          State Tax Expense / (Benefit)                      1,800
      (585)         Federal Tax Expense / (Benefit)                    (4,322)
-----------                                                   ----------------
      (704)                   Total Taxes                              (2,522)

    (3,120)      Net Margin From Continuing Operations                (81,609)

     1,151         Equity in Earnings of Subsidiaries                  28,021

         -         Non-Parent Discontinued Operations                 (17,810)

         -     Income / (Loss) on Disc. Ops. (Net of Taxes)              (835)
         -      Gain / (Loss) on Disposal (Net of Taxes)              (20,134)

-----------                                                   ----------------
    (1,969)           Final Net Earnings / (Loss)                     (92,367)
===========                                                   ================

                                         AGWAY INC. CONSOLIDATED
                                      CONSOLIDATING INCOME STATEMENT
                                       YEAR TO DATE - OCTOBER 2003
                                          (THOUSANDS OF DOLLARS)

                                                                                      ELIMS &       AGWAY
                                             AG         CPG     ENERGY      CU/SS      OTHER       CONSOL
                                          ----------  --------  --------   ---------  ---------   ---------
Net Sales                                    71,931    29,048   164,980           -       (150)    265,809

Cost of Sales                                56,809    23,381   115,580           -       (216)    195,554
                                          ----------  --------  --------   ---------  ---------   ---------
Product Margin                               15,122     5,667    49,400           -         66      70,255

Service Revenue                               2,624        (4)        -           -         51       2,671

                                          ----------  --------  --------   ---------  ---------   ---------
Total Product Margin & Revenue               17,746     5,663    49,400           -        117      72,926

Operating Expenses:
Manufacturing                                10,571     3,250         -           -        515      14,336
Distribution                                      -         -    50,758           -      2,315      53,073
Selling                                       2,802     1,569     2,231           -        208       6,810
Administrative                                3,608     1,684     3,581       4,563      2,055      15,491
                                          ----------  --------  --------   ---------  ---------   ---------

Total Operating Expenses                     16,981     6,503    56,570       4,563      5,093      89,710

Other Income / (Expense)                      1,806        19       211      (3,489)     5,431       3,978

EBIT                                          2,571      (821)   (6,959)     (8,052)       455     (12,806)

Interest Expense                                833       141     1,726          15     (1,766)        949
Interest Revenue                               (415)        -      (260)          -       (727)     (1,402)

                                          ----------  --------  --------   ---------  ---------   ---------
Interest Expense - Net                          418       141     1,466          15     (2,493)       (453)

Pre-Tax Earnings / (Loss)                     2,153      (962)   (8,425)     (8,067)     2,948     (12,353)

Reorganization Expenses                           -         -         -       4,384          -       4,384

State Tax Expense / (Benefit)                     -         -      (779)          -        882         103
Federal Tax Expense / (Benefit)                   -         -    (2,670)          -      2,670           -

                                          ----------  --------  --------   ---------  ---------   ---------
Total Taxes                                       -         -    (3,449)          -      3,552         103

Net Margin From Continuing Operations         2,153      (962)   (4,976)    (12,451)      (604)    (16,840)


                                          ----------  --------  --------   ---------  ---------   ---------
Final Net Earnings / (Loss)                   2,153      (962)   (4,976)    (12,451)      (604)    (16,840)
                                          ==========  ========  ========   =========  =========   =========

                    AGWAY DISCONTINUED OPERATIONS & RESIDUAL
                         CONSOLIDATING INCOME STATEMENT
                           LIFE TO DATE - OCTOBER 2003
                             (THOUSANDS OF DOLLARS)


                                  AGRONOMY    SEEDWAY   BRUBAKER   TELMARK     INSUR.     SUNFLOWER   RETAIL    CORP       CONSOL
                                  ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Net Sales                             6,852     2,745         -      35,462          -           -         -         -     45,059

Cost of Sales                         5,347     2,364         -      12,549          -         (16)       16         -     20,260
                                  ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Product Margin                        1,505       381         -      22,913          -          16       (16)        -     24,799

Service Revenue                         357         -         -         811          -           -         -         -      1,168
                                  ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Total Product Margin & Revenue        1,862       381         -      23,724          -          16       (16)        -     25,967

Operating Expenses:
Manufacturing                         3,301       729         -           -          -        (125)        -         -      3,905
Distribution                              -         -         -           -          -           -      (232)        -       (232)
Selling                                (222)      565      (239)      5,198          -         (12)      127         -      5,417
Administrative                        1,675       181         -       5,860          -         (14)      388         -      8,090
                                  ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Total Operating Expenses              4,754     1,475      (239)     11,058          -        (151)      283         -     17,180

Other Income / (Expense)              1,746        43         -        (343)         -           3       365         -      1,814

EBIT                                 (1,146)   (1,051)      239      12,323          -         170        66         -     10,601

Interest Expense                      1,443       389         -           -          -         (94)     (167)        -      1,571
Interest Revenue                     (1,226)      (44)        -        (334)         -           -        18         -     (1,586)
                                  ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Interest Expense - Net                  217       345         -        (334)         -         (94)     (149)        -        (15)

Pre-Tax Earnings / (Loss)            (1,363)   (1,396)      239      12,657          -         264       215         -     10,616


State Tax Expense / (Benefit)             -         -         -        (445)         -           -         -         -       (445)
Federal Tax Expense / (Benefit)           -         -         -      (4,792)         -           -         -         -     (4,792)
                                  ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Total Taxes                               -         -         -      (5,237)         -           -         -         -     (5,237)

Net Margin From
 Discontinued Operations             (1,363)   (1,396)      239      17,894          -         264       215         -     15,853

Other Income / (Loss)
  on Disc. Ops. (Net of Taxes)            -         -         -          (1)         -           -         -     4,777      4,776
Gain / (Loss) on Disposal
  (Net of Taxes)                     (1,379)     (118)        -     (26,181)       639         121         -   (19,397)   (46,315)

                                  ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Final Net Earnings / (Loss)          (2,742)   (1,514)      239      (8,288)       639         385       215   (14,620)   (25,686)
                                  ==========  ========  ========   =========  =========   =========   =======  ========   ========

                          AGWAY DISCONTINUED OPERATIONS
                         CONSOLIDATING INCOME STATEMENT
                           LIFE TO DATE - OCTOBER 2003
                             (THOUSANDS OF DOLLARS)

                                                                                                                           DISC OPS
                                  AGRONOMY    SEEDWAY   BRUBAKER   TELMARK     INSUR.     SUNFLOWER   RETAIL    CORP       CONSOL
                                  ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Net Sales                             6,852     2,743         -      35,209          -           -         -         -     44,804

Cost of Sales                         5,347     2,437         -      11,946          -           -         -         -     19,730
                                  ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Product Margin                        1,505       306         -      23,263          -           -         -         -     25,074

Service Revenue                         357         -         -         806          -           -         -         -      1,163
                                  ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Total Product Margin & Revenue        1,862       306         -      24,069          -           -         -         -     26,237

Operating Expenses:
Manufacturing                         3,719       689         -           -          -           -         -         -      4,408
Selling                                 (20)      563         -       5,087          -           -         -         -      5,630
Administrative                        1,438       174         -       5,605          -           -         -         -      7,217
                                  ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Total Operating Expenses              5,137     1,426         -      10,692          -           -         -         -     17,255

Other Income / (Expense)                  1        35         -        (299)         -           -         -         -       (263)

EBIT                                 (3,274)   (1,085)        -      13,078          -           -         -         -      8,719

Interest Expense                      1,560       294         -           -          -           -         -         -      1,854
Interest Revenue                       (580)      (20)        -           -          -           -         -         -       (600)
                                  ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Interest Expense - Net                  980       274         -           -          -           -         -         -      1,254

Pre-Tax Earnings / (Loss)            (4,254)   (1,359)        -      13,078          -           -         -         -      7,465


State Tax Expense / (Benefit)             -         -         -       1,031          -           -         -         -      1,031
Federal Tax Expense / (Benefit)           -         -         -       3,675          -           -         -         -      3,675
                                  ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Total Taxes                               -         -         -       4,706          -           -         -         -      4,706

Net Margin From
  Discontinued Operations            (4,254)   (1,359)        -       8,372          -           -         -         -      2,759

Other Income / (Loss)
  on Disc. Ops. (Net of Taxes)            -         -         -          (1)         -           -         -     4,777      4,776
Gain / (Loss) on Disposal
  (Net of Taxes)                     (1,379)     (118)        -     (26,181)       639         121         -   (19,397)   (46,315)

                                  ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Final Net Earnings / (Loss)          (5,633)   (1,477)        -     (17,810)       639         121         -   (14,620)   (38,780)
                                  ==========  ========  ========   =========  =========   =========   =======  ========   ========



                                    RESIDUAL
                         CONSOLIDATING INCOME STATEMENT
                           LIFE TO DATE - OCTOBER 2003
                             (THOUSANDS OF DOLLARS)


                                  AGRONOMY    SEEDWAY   BRUBAKER   TELMARK     INSUR.     SUNFLOWER   RETAIL    CORP       TOTAL
                                  ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Net Sales                                 -         2         -         253          -           -         -         -        255

Cost of Sales                             -       (73)        -         603          -         (16)       16         -        530
                                  ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Product Margin                            -        75         -        (350)         -          16       (16)        -       (275)

Service Revenue                           -         -         -           5          -           -         -         -          5
                                  ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Total Product Margin & Revenue            -        75         -        (345)         -          16       (16)        -       (270)

Operating Expenses:
Manufacturing                          (418)       40         -           -          -        (125)        -         -       (503)
Distribution                              -         -         -           -          -           -      (232)        -       (232)
Selling                                (202)        2      (239)        111          -         (12)      127         -       (213)
Administrative                          237         7         -         255          -         (14)      388         -        873
                                  ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Total Operating Expenses               (383)       49      (239)        366          -        (151)      283         -        (75)

Other Income / (Expense)              1,745         8         -         (44)         -           3       365         -      2,077

EBIT                                  2,128        34       239        (755)         -         170        66         -      1,882

Interest Expense                       (117)       95         -           -          -         (94)     (167)        -       (283)
Interest Revenue                       (646)      (24)        -        (334)         -           -        18         -       (986)
                                  ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Interest Expense - Net                 (763)       71         -        (334)         -         (94)     (149)        -     (1,269)

Pre-Tax Earnings / (Loss)             2,891       (37)      239        (421)         -         264       215         -      3,151


State Tax Expense / (Benefit)             -         -         -      (1,476)         -           -         -         -     (1,476)
Federal Tax Expense / (Benefit)           -         -         -      (8,467)         -           -         -         -     (8,467)
                                  ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Total Taxes                               -         -         -      (9,943)         -           -         -         -     (9,943)

Net Margin From
  Discontinued Operations             2,891       (37)      239       9,522          -         264       215         -     13,094


                                  ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Final Net Earnings / (Loss)           2,891       (37)      239       9,522          -         264       215         -     13,094
                                  ==========  ========  ========   =========  =========   =========   =======  ========   ========


                                     DEBTOR
                           LIFE TO DATE - OCTOBER 2003
                             (THOUSANDS OF DOLLARS)

                                                                                                              ELIMS &
                                          AGWAY INC   AGENCY    BRUBAKER   CB ADAMS   CB DEBERRY    FCI       OTHER     CONSOL
                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------
Net Sales                                   249,459         -         -      35,122          -      49,537    (3,511)  330,607

Cost of Sales                               194,631         -         -      30,621         (2)     38,655    (3,511)  260,394

                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------
Product Margin                               54,828         -         -       4,501          2      10,882         -    70,213

Service Revenue                              10,338       174         -           3          -          25        (1)   10,539

                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------
Total Product Margin & Revenue               65,166       174         -       4,504          2      10,907        (1)   80,752

Operating Expenses:
Manufacturing                                62,189         -         -       3,903          -       6,337         -    72,429
Distribution                                    779         -         -           -          -           -         -       779
Selling                                      10,259         9         -       1,161          2       1,745      (239)   12,937
Administrative                               50,825       128         -         481        (35)      2,132        (2)   53,529
                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------

Total Operating Expenses                    124,052       137         -       5,545        (33)     10,214      (241)  139,674

Other Income / (Expense)                      2,774         -         -         258         24         (28)        1     3,029

EBIT                                        (56,112)       37         -        (783)        59         665       241   (55,893)

Interest Expense                              2,240         -         -         249        105         505      (633)    2,466
Interest Revenue                             (9,559)        -         -           -          -         (40)      635    (8,964)

                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------
Interest Expense - Net                       (7,319)        -         -         249        105         465         2    (6,498)

Pre-Tax Earnings / (Loss)                   (48,793)       37         -      (1,032)       (46)        200       239   (49,395)

Reorganization Expenses                      33,220         -         -       1,516          -           -         -    34,736

State Tax Expense / (Benefit)                 1,800         -         -           -          -           -         -     1,800
Federal Tax Expense / (Benefit)              (4,322)        -         -           -          -           -         -    (4,322)

                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------
Total Taxes                                  (2,522)        -         -           -          -           -         -    (2,522)

Net Margin From Continuing Operations       (79,491)       37         -      (2,548)       (46)        200       239   (81,609)

Equity in Earnings of Subsidiaries           25,664                                                            2,357    28,021

Non-Parent Discontinued Operations          (17,810)                                                               -   (17,810)

Income / (Loss) on Disc. Ops.
   (Net of Taxes)                              (835)        -         -           -          -           -         -      (835)
Gain / (Loss) on Disposal
   (Net of Taxes)                           (20,134)        -         -           -          -           -         -   (20,134)

                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------
Final Net Earnings / (Loss)                 (92,606)       37         -      (2,548)       (46)        200     2,596   (92,367)
                                          ==========  ========  ========   =========  =========   =========   =======  ========


                                                       DEBTOR
                          MONTH TO DATE - OCTOBER 2003
                             (THOUSANDS OF DOLLARS)

                                                                                                              ELIMS &
                                          AGWAY INC   AGENCY    BRUBAKER   CB ADAMS   CB DEBERRY    FCI       OTHER     CONSOL
                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------
Net Sales                                    18,887         -         -       2,472          -       4,310      (467)   25,202

Cost of Sales                                15,615         -         -       2,068          -       3,381      (468)   20,596

                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------
Product Margin                                3,272         -         -         404          -         929         1     4,606

Service Revenue                                 427         1         -           -          -           2         -       430

                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------
Total Product Margin & Revenue                3,699         1         -         404          -         931         1     5,036

Operating Expenses:
Manufacturing                                 2,646         -         -         291          -         399         -     3,336
Distribution                                    237         -         -           -          -           -         -       237
Selling                                         914         -         -          76          -         150        (1)    1,139
Administrative                                2,788         -         -          40          -         195         2     3,025
                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------
Total Operating Expenses                      6,585         -         -         407          -         744         1     7,737

Other Income / (Expense)                         16         -         -           4          -           -         -        20

EBIT                                         (2,870)        1         -           1          -         187         -    (2,681)

Interest Expense                                361         -         -          17          8          48       (47)      387
Interest Revenue                               (648)        -         -           -          -          (7)       47      (608)

                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------
Interest Expense - Net                         (287)        -         -          17          8          41         -      (221)

Pre-Tax Earnings / (Loss)                    (2,583)        1         -         (16)        (8)        146         -    (2,460)

Reorganization Expenses                       1,364         -         -           -          -           -         -     1,364

State Tax Expense / (Benefit)                  (119)        -         -           -          -           -         -      (119)
Federal Tax Expense / (Benefit)                (585)        -         -           -          -           -         -      (585)

                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------
Total Taxes                                    (704)        -         -           -          -           -         -      (704)

Net Margin From Continuing Operations        (3,243)        1         -         (16)        (8)        146         -    (3,120)

Equity in Earnings of Subsidiaries            1,274                                                             (123)    1,151

                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------
Final Net Earnings / (Loss)                  (1,969)        1         -         (16)        (8)        146      (123)   (1,969)
                                          ==========  ========  ========   =========  =========   =========   =======  ========

                                   AGWAY INC.
                     MONTHLY CASH RECEIPTS AND DISBURSEMENTS
                                    Oct-2003
CONSOLIDATED
($ 000's)                                                                                                                 Month
Week Ending                                 3-Oct          10-Oct         17-Oct           24-Oct          31-Oct         To Date
                                            -----          ------         ------           ------          ------        ----------
RECEIPTS
            Customer Receipts                 17,151          19,221          15,614          21,954          18,037        91,976
            Assets Sales                         363           1,170               -               -             521         2,054
            Non-Operating                          -               -               -               -               -             -
            Other                              1,237           1,370           1,257           1,666             491         6,020
                                         ------------    ------------   -------------    ------------    ------------    ----------
            Subtotal                          18,751          21,760          16,871          23,619          19,049       100,051
                                         ------------    ------------   -------------    ------------    ------------    ----------

DISBURSEMENTS
            Product Payments                 (10,080)        (12,658)        (16,470)        (16,490)        (13,939)      (69,636)
            Payroll/Benefits                  (2,847)         (2,376)         (2,891)         (1,486)         (2,992)      (12,591)
            Professional Fees                   (243)         (1,250)            (40)            (80)            (35)       (1,648)
            Capital Expenditures                (320)           (259)           (212)           (219)           (322)       (1,332)
            Interest (External)                   (0)              -               -               -              (8)           (8)
            Financing Fees                      (147)              -               -               -               -          (147)
            Other                             (1,809)         (1,510)        (25,042)         (3,212)         (2,257)      (33,832)
                                         ------------    ------------   -------------    ------------    ------------    ----------
            Subtotal                         (15,446)        (18,054)        (44,654)        (21,487)        (19,553)     (119,194)
                                         ------------    ------------   -------------    ------------    ------------    ----------

                                         ------------    ------------   -------------    ------------    ------------    ----------
NET CASH                                       3,305           3,706         (27,783)          2,133            (503)      (19,143)
--------
                                         ------------    ------------   -------------    ------------    ------------    ----------


                                         ------------    ------------   -------------    ------------    ------------
Opening Revolver or (Excess Funds)           (80,354)        (81,644)        (85,180)        (58,051)        (58,955)
                                         ------------    ------------   -------------    ------------    ------------
            Net Cash Flow                      3,305           3,706         (27,783)          2,133            (503)
            Float                             (2,015)           (170)            654          (1,228)          1,528
                                         ------------    ------------   -------------    ------------    ------------
Ending Revolver or (Excess Funds)            (81,644)        (85,180)        (58,051)        (58,955)        (59,980)
                                         ------------    ------------   -------------    ------------    ------------
            Add: L/Cs                         35,814          35,814          35,814          35,814          35,814
                                         ------------    ------------   -------------    ------------    ------------
Total Facility Need                           35,814          35,814          35,814          35,814          35,814
                                         ------------    ------------   -------------    ------------    ------------

Credit Line Amount (CL)                      100,000         100,000          65,000          65,000          65,000

            Trade A/R                         45,057          45,158          46,196          46,196          46,196
            Deferred A/R                         171             171              40              40              40
            Non-Fuel Inventory                 6,435           6,366           7,288           7,288           7,288
            Fuel Inventory                     2,436           1,125              30              30              30
                                         ------------    ------------   -------------    ------------    ------------
Collateral Base before OA & CC                54,098          52,820          53,554          53,554          53,554
            Other Assets (OA)                      0               0               0               0               0
            95% L/C Cash Collateral (CC)      14,250          14,250          36,745          36,745          36,745
                                         ------------    ------------   -------------    ------------    ------------
Total Collateral Base (CB)                    68,348          67,070          90,299          90,299          90,299

Total Availability (lesser of CL & CB)        68,348          67,070          65,000          65,000          65,000
            Less Other Reserves               (2,000)         (2,000)         (2,000)         (2,000)         (2,000)
            Less Facility Need               (35,814)        (35,814)        (35,814)        (35,814)        (35,814)
                                         ------------    ------------   -------------    ------------    ------------
Excess Availability                           30,535          29,256          27,186          27,186          27,186


                                  AGWAY ENERGY
                     MONTHLY CASH RECEIPTS AND DISBURSEMENTS
                                    Oct-2003
ENERGY ONLY
($ 000's)
Week Ending                             3-Oct          10-Oct          17-Oct          24-Oct          31-Oct         Month to
                                                                                                                        Date
                                     ------------    ------------    ------------    ------------    ------------    ------------
RECEIPTS
            Customer Receipts             10,670          14,295          10,320          13,806          12,649          61,740
            Assets Sales                                                                                                       0
            Non-Operating                                                                                                      0
            Other                            990           1,183             985                                           3,158
                                     ------------
                                     ------------    ------------    ------------    ------------    ------------    ------------
            Subtotal                      11,660          15,478          11,305          13,806          12,649          64,898
                                     ------------    ------------    ------------    ------------    ------------    ------------

DISBURSEMENTS
            Product Payments              (5,686)         (8,508)        (12,232)        (11,671)         (8,908)        (47,005)
            Payroll/Benefits                                                                                                   0
            Professional Fees                (18)            (45)            (40)            (49)            (35)           (187)
            Capital Expenditures            (320)           (259)           (212)           (219)           (322)         (1,332)
            Interest (External)                                                                                                0
            Financing Fees                                                                                                     0
            Other                           (485)           (450)           (512)         (2,497)         (1,347)         (5,291)
                                     ------------    ------------    ------------    ------------    ------------    ------------
            Subtotal                      (6,509)         (9,262)        (12,996)        (14,436)        (10,612)        (53,815)
                                     ------------    ------------    ------------    ------------    ------------    ------------

                                     ------------    ------------    ------------    ------------    ------------    ------------
NET CASH                                   5,151           6,216          (1,691)           (630)          2,037          11,083
--------
                                     ------------    ------------    ------------    ------------    ------------    ------------


MEMO: PAYROLL/BENEFITS                    (2,039)         (1,184)         (2,208)         (1,187)         (2,265)         (8,883)
----------------------


DEBTORS ONLY
($ 000's)                               3-Oct          10-Oct           17-Oct          24-Oct          31-Oct         Month to
Week Ending                                                                                                              Date
                                     ------------    ------------    ------------    ------------    ------------    ------------
RECEIPTS
            Customer Receipts              6,481           4,926           5,294           8,148           5,388          30,236
            Assets Sales                     363           1,170               0               0             521           2,054
            Non-Operating                      0               0               0               0               0               0
            Other                            247             187             272           1,666             491           2,862
                                     ------------    ------------    ------------    ------------    ------------    ------------
            Subtotal                       7,091           6,282           5,566           9,813           6,400          35,153
                                     ------------    ------------    ------------    ------------    ------------    ------------

DISBURSEMENTS
            Product Payments              (4,394)         (4,150)         (4,238)         (4,819)         (5,031)        (22,631)
            Payroll/Benefits              (2,847)         (2,376)         (2,891)         (1,486)         (2,992)        (12,591)
            Professional Fees               (225)         (1,205)              0             (31)              0          (1,461)
            Capital Expenditures               0               0               0               0               0               0
            Interest (External)               (0)              0               0               0              (8)             (8)
            Financing Fees                  (147)              0               0               0               0            (147)
            Other                         (1,324)         (1,060)        (24,530)           (715)           (910)        (28,541)
                                     ------------    ------------    ------------    ------------    ------------    ------------
            Subtotal                      (8,937)         (8,792)        (31,658)         (7,051)         (8,941)        (65,379)
                                     ------------    ------------    ------------    ------------    ------------    ------------

                                     ------------    ------------    ------------    ------------    ------------    ------------
NET CASH                                  (1,846)         (2,510)        (26,092)          2,763          (2,540)        (30,226)
--------
                                     ------------    ------------    ------------    ------------    ------------    ------------


            DEBTORS
            ----------
            Agway Inc.                         58,964
            Agway General Agency                    0
            Brubaker ACS LLC                        0
            Country Best Adams LLC              2,308
            Country Best DeBerry LLC                0
            Feed Commodities Int'l LLC          4,107
                                          ------------
               Total Debtors Disbursements     65,379


                                   AGWAY INC.
                          MONTHLY BANK ACCOUNT SUMMARY

LEGAL_NAME                    BANKNAME                  BANKCONTACT         BANKADDRESS
----------                    ---------                 -----------         ------------
Agway Inc.
  dba Andgrow Fertilizer      Mellon Bank               Ellen Hecker        Three Mellon Bank Ctr.,
                                                                             Rm 153-3530                  Pittsburgh   PA 15259-0001
Agway Inc.
 dba Milford Fertilizer       Mellon Bank               Ellen Hecker        Three Mellon Bank Ctr.,
                                                                              Rm 153-3530                 Pittsburgh   PA 15259-0001
Agway Inc.                    JPMorgan Chase            Pauline Fortunato   4 New York Plaza, 15th Floor     New York     NY 10004
Agway Inc.                    JPMorgan Chase            Pauline Fortunato   4 New York Plaza, 15th Floor     New York     NY 10004
Agway Inc.                    JPMorgan Chase Bank       Donna Jacuk         500 Plum Street, 7th Floor       Syracuse     NY 13204
Agway Inc.                    JPMorgan Chase Bank       Donna Jacuk         500 Plum Street, 7th Floor       Syracuse     NY 13204
Agway Inc.                    JPMorgan Chase Bank       Pauline Fortunato   4 New York Plaza, 15th Floor     New York     NY 10004
Agway Inc.                    JPMorgan Chase Bank       Donna Jacuk         500 Plum Street, 7th Floor       Syracuse     NY 13204
Agway Inc.                    JPMorgan Chase Bank       Donna Jacuk         500 Plum Street, 7th Floor       Syracuse     NY 13204
Agway Inc.                    JPMorgan Chase Bank       Kevin Clark         500 Plum Street                  Syracuse     NY 13204
Agway Inc.                    JPMorgan Chase Bank       Donna Jacuk         500 Plum Street                  Syracuse     NY 13204
Agway Inc.                    JPMorgan Chase Bank       Donna Jacuk         500 Plum Street, 7th Floor       Syracuse     NY 13204
Agway Inc.                    JPMorgan Chase Bank       Donna Jacuk         500 Plum Street, 7th Floor       Syracuse     NY 13204
Agway Inc.                    JPMorgan Chase Bank       Donna Jacuk         500 Plum Street, 7th Floor       Syracuse     NY 13204
Agway Inc.                    JPMorgan Chase Bank       Donna Jacuk         500 Plum Street, 7th Floor       Syracuse     NY 13204
Agway Inc.                    JPMorgan Chase Bank       Donna Jacuk         500 Plum Street                  Syracuse     NY 13204
Agway Inc.                    JPMorgan Chase Bank       Donna Jacuk         500 Plum Street, 7th Floor       Syracuse     NY 13204
Agway Inc.                    JPMorgan Chase Texas      Jeremy Harman       601 Travis Street, 18th Floor    Houston      TX 77002
Agway Inc.                    JPMorgan Chase Texas      Jeremy Harman       601 Travis Street, 18th Floor    Houston      TX 77002
Agway Inc.                    JPMorgan Chase Texas      Jeremy Harman       601 Travis Street, 18th Floor    Houston      TX 77002
Agway Inc.                    JPMorgan Chase Texas      Jeremy Harman       601 Travis Street, 18th Floor    Houston      TX 77002
Agway Inc.                    JPMorgan Chase Texas      Jeremy Harman       601 Travis Street, 18th Floor    Houston      TX 77002
Agway Inc.                    M&T Bank                  Peter Marilley      101 S. Salina Street        Syracuse     NY 13221-4983
Agway Inc.                    National City Bank        Diane Coon          725 E. Big Beaver                Troy         MI 48084
Agway Inc.                    National City Bank        Diane Coon          725 E. Big Beaver                Troy         MI 48084
Agway Inc.,
 dba Country Best             Fleet Bank                Brian Bisaccio      Shop City                        Syracuse     NY 13206
Agway Inc.                    M&T Bank                  Peter Marilley      P.O. Box 4983               Syracuse     NY 13221-4983
Country Best Adams LLC        Mellon Bank               Ellen Hecker        Three Mellon Bank Ctr.,
                                                                              Rm 153-3530               Pittsburgh   PA 15259-0001
Agway Inc.,
 dba Country Best             Mellon Bank               Ellen Hecker        Three Mellon Bank Ctr.,
                                                                              Rm 153-3530               Pittsburgh   PA 15259-0001
Country Best Adams LLC        Sun Trust Bank            Linda Love          Mail Code 207, P.O. Box 4418     Atlanta      GA 30302
Agway Inc.
 dba Country Best             Sun Trust Bank            Betty Friar         202 W. Reynolds Street           Plant City   FL 33566
Feed Commodities Int'l LLC    Chittenden Bank           David Nourse        One Court Street                 Middlebury   VT 05753
Feed Commodities Int'l LLC    Chittenden Bank           David Nourse        One Court Street                 Middlebury   VT 05753
Feed Commodities Int'l LLC    Greenfield
                               Cooperative Bank         Erica Noel          63 Federal Street                Greenfield   MA 01331
Feed Commodities Int'l LLC    Merrill Merchants Bank    Diane Roy           27 Main Street                   Pittsfield   ME 04967
Agway Inc.                    Allfirst Bank             Terry Kreider       210 E. Main St.                  New Holland  PA 17557
Agway Inc.                    Bank of Hanover and
                               Trust Co.                Lisa Bowersox       1275 York Rd.                    Gettysburg   PA 17325
Agway Inc.                    Charter One               Carol Karl          186 Robinson St.                 Binghamton   NY 13904
Agway Inc.                    Citizens Bank                                 153 W. Orange St.                Shippensburg PA 17257
Agway Inc.                    Citizens Bank                                 153 W Orange Street              Shippensburg PA 17257
Agway Inc.                    Evergreen Bank            Marion Wagar        146 Main Street                  Greenwich    NY 12834
Agway Inc.                    First American National
                               Bank of PA               Vicki Carbaugh      140 Main Street                  Everett      PA 15537
Agway Inc.                    Fleet Bank                Kathy Taladay       Main Street                      Waterville   NY 13480
Agway Inc.                    FNB of PA                 Mary Alice Deist    509 E. Main Street, P.O. Box 112 Somerset     PA 15501
Agway Inc.                    HSBC Bank USA             Rachel Galusha      Court St.Plaza,Kings Plaza,
                                                                             Main St.                        Batavia      NY 14020
Agway Inc.                    HSBC Bank USA             Rachel Galusha      1 East Main St.                  Falconer     NY 14733
Agway Inc.                    Key Bank                  Anne Chandler       125 East Main St.                Canton       NY 13617
Agway Inc.                    Mellon Bank               Ellen Hecker        Three Mellon Bank Ctr.,
                                                                             Rm 153-3530                Pittsburgh   PA 15259-0001
Agway Inc.                    West Milton State Bank    Rodney Smith        2005 Market Street               Lewisburg    PA 17837


                                   AGWAY INC.
                          MONTHLY BANK ACCOUNT SUMMARY

ACCTNUMBER                       DIV                 ACCT_TYPE                   OCTOBER '03
----------                       ----                ---------                ---------------
8019713                          AGRON               Lockbox                     CLOSED 9/03
8242133                          AGRON               Lockbox                     CLOSED 9/03
102067931                        CORP                Escrow                      $286,710.84
102029901                        CORP                Escrow                      $286,710.84
0101199453                       CORP                Depository                    $2,018.06
0241063700                       CORP                Concentration               $266,006.09
102036061                        CORP                Escrow                    $1,000,526.38
103065736                        CORP                Depository                    $4,259.28
550124888                        CORP                Disbursement                      $0.00
550142622                        CORP                Depository               $38,678,883.57
550147063                        CORP                Savings                  $14,708,274.65
601251317                        CORP                Disbursement                      $0.00
601829435                        CORP                Disbursement                      $0.00
601861024                        CORP                Disbursement                      $0.00
601861040                        CORP                Disbursement                      $0.00
601866049                        CORP                Checking                          $0.00
777652714                        CORP                Depository               CLOSED 9/16/03
36036481                         CORP                Savings
36040947                         CORP                Savings
36044329                         CORP                Savings
343937                           CORP                Savings                  $45,289,010.00
344054                           CORP                Savings                  $25,720,568.24
1002185237                       CORP                Deposit                      $18,875.66
884276044                        CORP                Checkin                       $4,463.22
884276132                        CORP                Checkin                       $1,923.61
9388810181                       CPG                 Deposit                       $7,375.00
15004194393838                   CPG                 Deposit                      $32,936.87
8234668                          CPG                 Lockbox                      $48,530.37
8234676                          CPG                 Lockbox                      $63,642.38
8801818595                       CPG                 Depository                   $24,560.50
99020317631                      CPG                 Depository                   $34,918.20
034549540                        FCI                 Disbursement                 $13,112.40
034563535                        FCI                 Depository                  $734,046.49
0150900312                       FCI                 Depository                   $76,280.68
9801312378                       FCI                 Depository                  $449,836.81
89274377                         FEED                Depository                      $317.31
0131571                          FEED                Depository                   $24,200.21
4400582137                       FEED                Depository                   $20,577.19
6100094138                       FEED                Depository                   $16,673.41
6100094138                       FEED                Depository                        "
6240114825                       FEED                Depository                    $9,641.96
0111190601                       FEED                Depository                      $473.26
9428406862                       FEED                Depository                   $27,226.10
80100684                         FEED                Depository                      -$88.64
204885752                        FEED                Depository                  $134,304.39
204885752                        FEED                Depository                         "
329681014620                     FEED                Depository                  $130,563.99
8019606                          FEED                Lockbox                     $406,975.24
3000166424                       FEED                Depository                    $9,604.49



                       AGWAY, INC. REORGANIZATION ACTIVITY
                               AS OF OCTOBER 2003

                                                                                                                    YEAR-TO-DATE
Chapter 11 Professionals                                                     OCTOBER 1            OCTOBER             OCTOBER
------------------------                                                      BALANCE             ACTIVITY            BALANCE
                                                                            --------------    ----------------    ----------------
Kroll Zolfo-Cooper (303100)                              Expensed              527,567.30          209,807.67          737,374.97
    Financial Advisors to Agway                          Unpaid/Accrued        475,628.58           77,442.51          553,071.09
                                                         Prepaid               157,791.53                              157,791.53
                                                                            --------------    ----------------    ----------------
                                                         Cash Paid             443,742.25          132,365.16          576,107.41


WEIL, GOTSHAL & MANGES (303101)                          Expensed              713,926.77          325,889.59        1,039,816.36
-------------------------------
    Lead Bankruptcy Counsel for Agway                    Unpaid/Accrued        581,208.24          172,176.22          753,384.46
                                                         Prepaid               281,912.56                              281,912.56
                                                                            --------------    ----------------    ----------------
                                                         Cash Paid             606,197.89          153,713.37          759,911.26


MENTER, RUDIN & TRIVELPIECE (303102)                     Expensed              139,041.97           66,381.75          205,423.72
------------------------------------
    Local Bankruptcy Counsel for Agway                   Unpaid/Accrued        135,229.01           27,860.37          163,089.38
                                                         Prepaid                90,414.13                               90,414.13
                                                                            --------------    ----------------    ----------------
                                                         Cash Paid             105,431.62           38,521.38          143,953.00


DONLIN, RECANO & COMPANY (303104)                        Expensed              115,642.52           44,219.99          159,862.51
---------------------------------
    Claims Administrator                                 Unpaid/Accrued        135,808.86           (8,588.87)         127,219.99
                                                         Prepaid                35,000.00                               35,000.00
                                                                            --------------    ----------------    ----------------
                                                         Cash Paid             130,345.71           52,808.86          183,154.57


RICHARDS, LAYTON & FINGER (303110)                       Expensed               12,539.66           (2,490.39)          10,049.27
----------------------------------
    Legal Advisor                                        Unpaid/Accrued         22,971.77           (2,490.39)          20,481.38
                                                         Prepaid                        -                                       -
                                                                            --------------    ----------------    ----------------
                                                         Cash Paid               5,642.86                   -            5,642.86


PACHULSKI, STANG, ZIEHL, YOUNG & JONES (303115)          Expensed              136,218.57           98,551.89          234,770.46
-----------------------------------------------
    Counsel for the Unsecured Creditors' Committee       Unpaid/Accrued        254,909.52            2,312.16          257,221.68
                                                         Prepaid                        -                                       -
                                                                            --------------    ----------------    ----------------
                                                         Cash Paid             135,844.88           96,239.73          232,084.61


ERNST & YOUNG (303116)                                   Expensed              457,647.80          151,270.00          608,917.80
----------------------
    Unsecured Creditors' Committee Financial Advisor     Unpaid/Accrued        532,670.40         (114,135.60)         418,534.80
                                                         Prepaid                        -                                       -
                                                                            --------------    ----------------    ----------------
                                                         Cash Paid             343,170.00          265,405.60          608,575.60


GREEN, SEIFTER (303118)                                  Expensed                5,999.77            2,702.70            8,702.47
-----------------------
     Unsecured Creditors' Committee Local Counsel        Unpaid/Accrued          8,996.35             (862.10)           8,134.25
                                                         Prepaid                        -                                       -
                                                                            --------------    ----------------    ----------------
                                                         Cash Paid               5,680.42            3,564.80            9,245.22


US TRUSTEE (303124)                                      Expensed               60,250.00           30,750.00           91,000.00
-------------------
                                                         Unpaid/Accrued         21,500.00                               21,500.00
                                                         Prepaid                        -                                       -
                                                                            --------------    ----------------    ----------------
                                                         Cash Paid              60,250.00           30,750.00           91,000.00


GOLDSMITH-AGIO-HELMS (303111)                            Expensed              390,195.57           96,706.80          486,902.37
-----------------------------
                                                         Unpaid/Accrued        378,696.04              689.47          379,385.51
                                                         Prepaid                        -                                       -
                                                                            --------------    ----------------    ----------------
                                                         Cash Paid             295,436.83           96,017.33          391,454.16


(1) GROOM LAW GROUP (303125)                             Expensed               58,029.46           16,766.35           74,795.81
----------------------------
    Benefit Plans Legal Advisor                          Unpaid/Accrued         69,724.72          (18,291.23)          51,433.49
                                                         Prepaid                        -                                       -
                                                                            --------------    ----------------    ----------------
                                                         Cash Paid              59,225.13           35,057.58           94,282.71


(1) BOND, SCHOENECK & KING (303109)                      Expensed              101,526.46           29,075.71          130,602.17
-----------------------------------
    General Counsel of Agway                             Unpaid/Accrued        282,544.07          (55,293.37)         227,250.70
                                                         Prepaid                        -                                       -
                                                                            --------------    ----------------    ----------------
                                                         Cash Paid              54,084.86           84,369.08          138,453.94


(1) BUCK CONSULTING (303108)                             Expensed               56,230.81          (10,439.00)          45,791.81
----------------------------
                                                         Unpaid/Accrued        176,633.31          (10,439.00)         166,194.31
                                                         Prepaid                        -                                       -
                                                                            --------------    ----------------    ----------------
                                                         Cash Paid             135,201.30                   -          135,201.30


(1) PRICEWATERHOUSE COOPERS (303105)                     Expensed               30,000.00          237,282.25          267,282.25
------------------------------------
    External Auditors                                    Unpaid/Accrued        582,500.00           11,329.59          593,829.59
                                                         Prepaid                        -                                       -
                                                                            --------------    ----------------    ----------------
                                                         Cash Paid                      -          225,952.66          225,952.66


(1) SUTHERLAND, ASBILL & BRENNAN (303112)                Expensed               10,563.94           22,149.83           32,713.77
-----------------------------------------
    SEC Legal Counsel                                    Unpaid/Accrued         65,164.16           (9,330.17)          55,833.99
                                                         Prepaid                        -                                       -
                                                                            --------------    ----------------    ----------------
                                                         Cash Paid              19,062.76           31,480.00           50,542.76


SUB-TOTAL REORGANIZATION ONLY                            Expensed            2,815,380.60        1,318,625.14        4,134,005.74
-----------------------------
                                                         Unpaid/Accrued      3,724,185.03           72,379.59        3,796,564.62
                                                         Prepaid               565,118.22                   -          565,118.22
                                                                            --------------    ----------------    ----------------
                                                         Cash Paid           2,399,316.51        1,246,245.55        3,645,562.06

(1) ONLY THE REORGANIZATION PORTION OF THE MONTHLY BILLING. REMAINDER OF BILLING LISTED UNDER NON-REORG CHAP 11 PROFESSIONALS.

                      AGWAY, INC. REORGANIZATION ACTIVITY
                               AS OF OCTOBER 2003


NON-REORGANIZATION CHAPTER 11                                                                                       YEAR-TO-DATE
Professional Fees                                                             OCTOBER 1            OCTOBER             OCTOBER
-----------------                                                              BALANCE            ACTIVITY             BALANCE
                                                                           ----------------    ----------------    ----------------
(2) Groom Law Group (303125)                          Expensed                           -                                       -
    Benefit Plans Legal Advisor                       Unpaid/Accrued                     -                                       -
                                                      Prepaid                            -                                       -
                                                                           ----------------    ----------------    ----------------
                                                      Cash Paid                          -                   -                   -


(2) BOND, SCHOENECK & KING (303109)                   Expensed                   52,764.60           30,770.54           83,535.14
-----------------------------------
    General Counsel of Agway                          Unpaid/Accrued                     -                                       -
                                                      Prepaid                            -                                       -
                                                                           ----------------    ----------------    ----------------
                                                      Cash Paid                  52,764.60           30,770.54           83,535.14


(2) BUCK CONSULTING (303108)                          Expensed                           -                                       -
----------------------------
                                                      Unpaid/Accrued                     -                                       -
                                                      Prepaid                            -                                       -
                                                                           ----------------    ----------------    ----------------
                                                      Cash Paid                          -                   -                   -


(2) PRICEWATERHOUSE COOPERS (303105)                  Expensed                           -                                       -
------------------------------------
    External Auditors                                 Unpaid/Accrued                     -                                       -
                                                      Prepaid                            -                                       -
                                                                           ----------------    ----------------    ----------------
                                                      Cash Paid                          -                   -                   -


(2) SUTHERLAND, ASBILL & BRENNAN (303112)             Expensed                   13,756.26                               13,756.26
-----------------------------------------
    SEC Legal Counsel                                 Unpaid/Accrued                     -                                       -
                                                      Prepaid                            -                                       -
                                                                           ----------------    ----------------    ----------------
                                                      Cash Paid                  13,756.26                   -           13,756.26


(2) Professional Services                             Expensed                           -                                       -
    State Street (303123)                             Unpaid/Accrued                     -                                       -
                                                      Prepaid                            -                                       -
                                                                           ----------------    ----------------    ----------------
                                                      Cash Paid                          -                   -                   -


TOTAL NON-REORG CHAP 11 PROFESSIONALS                 Expensed                   66,520.86           30,770.54           97,291.40
-------------------------------------
                                                      Unpaid/Accrued                     -                   -                   -
                                                      Prepaid                            -                   -                   -
                                                                           ----------------    ----------------    ----------------
                                                      Cash Paid                  66,520.86           30,770.54           97,291.40
                                                                           ================    ================    ================

(2) NON-REORGANIZATION PORTION OF MONTHLY BILLING.

TOTAL REORG AND NON-REORG CHAP 11 PROFESSIONALS       Expensed                2,881,901.46        1,349,395.68        4,231,297.14
-----------------------------------------------
                                                      Unpaid/Accrued          3,724,185.03           72,379.59        3,796,564.62
                                                      Prepaid                   565,118.22                   -          565,118.22
                                                                           ----------------    ----------------    ----------------
                                                      Cash Paid               2,465,837.37        1,277,016.09        3,742,853.46
                                                                           ================    ================    ================

                      AGWAY, INC. REORGANIZATION ACTIVITY
                               AS OF OCTOBER 2003


UNSECURED CREDITORS' COMMITTEE                                                                                      YEAR-TO-DATE
  Member Expense Reimbursement                                                OCTOBER 1            OCTOBER             OCTOBER
------------------------------                                                 BALANCE            ACTIVITY             BALANCE
                                                                           ----------------    ----------------    ----------------
Ronald D. Spiering (303119)                           Expensed                           -                                       -
                                                      Unpaid/Accrued                     -                                       -
                                                      Prepaid                            -                                       -
                                                                           ----------------    ----------------    ----------------
                                                      Cash Paid                          -                   -                   -


ROBERT L. KELLER (303120)                             Expensed                           -                                       -
-------------------------
                                                      Unpaid/Accrued                     -                                       -
                                                      Prepaid                            -                                       -
                                                                           ----------------    ----------------    ----------------
                                                      Cash Paid                          -                   -                   -


WILLIAM T. SCHAUER (303121)                           Expensed                           -                                       -
---------------------------
                                                      Unpaid/Accrued                     -                                       -
                                                      Prepaid                            -                                       -
                                                                           ----------------    ----------------    ----------------
                                                      Cash Paid                          -                   -                   -


RICHARD C. EMPERT (303122)                            Expensed                       84.76                                   84.76
--------------------------
                                                      Unpaid/Accrued                     -                                       -
                                                      Prepaid                            -                                       -
                                                                           ----------------    ----------------    ----------------
                                                      Cash Paid                      84.76                   -               84.76


TOTAL UNSECURED CREDITORS' COMMITTEE                  Expensed                       84.76                   -               84.76
------------------------------------
 MEMBER EXPENSE REIMBURSEMENT                         Unpaid/Accrued                     -                   -                   -
-----------------------------
                                                      Prepaid                            -                   -                   -
                                                                           ----------------    ----------------    ----------------
                                                      Cash Paid                      84.76                   -               84.76
                                                                           ================    ================    ================


                      AGWAY, INC. REORGANIZATION ACTIVITY
                               AS OF OCTOBER 2003
                                                                                                                    YEAR-TO-DATE
Other Expenses                                                                OCTOBER 1            OCTOBER             OCTOBER
--------------                                                                 BALANCE            ACTIVITY             BALANCE
                                                                           ----------------    ----------------    ----------------
Professional Services                                 Expensed                  528,900.00          176,300.00          705,200.00
    Incentives, Severance & Payroll Costs             Unpaid/Accrued            528,900.00          176,300.00          705,200.00
                                                      Prepaid                            -                                       -
                                                                           ----------------    ----------------    ----------------
                                                      Cash Paid                          -                   -                   -


PROFESSIONAL SERVICES                                 Expensed                           -                                       -
---------------------
    Robinson, Lerer & Montgomery (303103)             Unpaid/Accrued                     -                                       -
                                                      Prepaid                            -                                       -
                                                                           ----------------    ----------------    ----------------
                                                      Cash Paid                          -                   -                   -


PROFESSIONAL SERVICES                                 Expensed                      852.53              641.11            1,493.64
---------------------
    Taylor & Ives, Inc.                               Unpaid/Accrued                     -                                       -
    HSBC(Sac Valley Pension)                          Prepaid                            -                                       -
                                                                           ----------------    ----------------    ----------------
                                                      Cash Paid                     852.53              641.11            1,493.64


Professional Services                                 Expensed                   62,222.78            4,468.18           66,690.96
    Feed (000510)                                     Unpaid/Accrued                     -                                       -
    CPG (000060)                                      Prepaid                            -                                       -
                                                                           ----------------    ----------------    ----------------
                                                      Cash Paid                  62,222.78            4,468.18           66,690.96


Professional Services                                 Expensed                      404.72                                  404.72
    Feed Environmental (303126)                       Unpaid/Accrued            191,220.00                              191,220.00
                                                      Prepaid                            -                                       -
                                                                           ----------------    ----------------    ----------------
                                                      Cash Paid                (190,815.28)                  -         (190,815.28)


Professional Services                                 Expensed                  125,800.61           40,000.00          165,800.61
    State Street (303123)                             Unpaid/Accrued             40,000.00                               40,000.00
                                                      Prepaid                            -                                       -
                                                                           ----------------    ----------------    ----------------
                                                      Cash Paid                 125,800.61           40,000.00          165,800.61


Professional Services                                 Expensed                           -                                       -
    AgriCapital (303107)                              Unpaid/Accrued            241,514.82         (241,514.82)                  -
                                                      Prepaid                            -                                       -
                                                                           ----------------    ----------------    ----------------
                                                      Cash Paid                (241,514.82)         241,514.82                   -


Printing                                              Expensed                   11,021.63                               11,021.63
    Quartier (303113)                                 Unpaid/Accrued                     -                                       -
    Merrill Communications                            Prepaid                            -                                       -
                                                                           ----------------    ----------------    ----------------
                                                      Cash Paid                  11,021.63                   -           11,021.63


POSTAGE                                               Expensed                           -                                       -
-------
    Donlin Recano (303104)                            Unpaid/Accrued                     -                                       -
    Quartier (303113)                                 Prepaid                            -                                       -
                                                                           ----------------    ----------------    ----------------
                                                      Cash Paid                          -                   -                   -


WEB UPDATING                                          Expensed                           -                                       -
------------
    RWAY Communications (303114)                      Unpaid/Accrued                     -                                       -
                                                      Prepaid                            -                                       -
                                                                           ----------------    ----------------    ----------------
                                                      Cash Paid                          -                   -                   -


TELECONFERENCING                                      Expensed                    1,394.76                                1,394.76
----------------
    MCI WorldCom (303117)                             Unpaid/Accrued                     -                                       -
                                                      Prepaid                            -                                       -
                                                                           ----------------    ----------------    ----------------
                                                      Cash Paid                   1,394.76                   -            1,394.76


TRAVEL                                                Expensed                    2,123.00                                2,123.00
------
    CPG                                               Unpaid/Accrued                     -                                       -
                                                      Prepaid                            -                                       -
                                                                           ----------------    ----------------    ----------------
                                                      Cash Paid                   2,123.00                   -            2,123.00


CONFERENCE & MEETINGS - MEALS                         Expensed                    1,282.27              588.64            1,870.91
-----------------------------
    Fine Host                                         Unpaid/Accrued                     -                                       -
                                                      Prepaid                            -                                       -
                                                                           ----------------    ----------------    ----------------
                                                      Cash Paid                   1,282.27              588.64            1,870.91


CONFERENCE & MEETINGS                                 Expensed                           -                                       -
---------------------
    OnCenter                                          Unpaid/Accrued                     -                                       -
                                                      Prepaid                            -                                       -
                                                                           ----------------    ----------------    ----------------
                                                      Cash Paid                          -                   -                   -


TOTAL OTHER EXPENSES                                  Expensed                  734,002.30          221,997.93          956,000.23
--------------------
                                                      Unpaid/Accrued            760,120.00          176,300.00          936,420.00
                                                      Prepaid                            -                   -                   -
                                                                           ----------------    ----------------    ----------------
                                                      Cash Paid                  13,882.30           45,697.93           59,580.23
                                                                           ================    ================    ================

GRAND TOTAL OF ALL EXPENSES                           Expensed                3,615,988.52        1,571,393.61        5,187,382.13
---------------------------
                                                      Unpaid/Accrued          4,484,305.03          248,679.59        4,732,984.62
                                                      Prepaid                   565,118.22                   -          565,118.22
                                                                           ----------------    ----------------    ----------------
                                                      Cash Paid               2,479,804.43        1,322,714.02        3,802,518.45
                                                                           ================    ================    ================


Total Restructuring\Reorganization                    Expensed                3,549,467.66        1,540,623.07        5,090,090.73
                                                      Unpaid/Accrued          4,484,305.03          248,679.59        4,732,984.62
                                                      Prepaid                   565,118.22                   -          565,118.22
                                                                           ----------------    ----------------    ----------------
                                                      Cash Paid               2,413,283.57        1,291,943.48        3,705,227.05
                                                                           ================    ================    ================


Total Non-Restructuring\Reorganization                Expensed                   66,520.86           30,770.54           97,291.40
                                                      Unpaid/Accrued                     -                   -                   -
                                                      Prepaid                            -                   -                   -
                                                                           ----------------    ----------------    ----------------
                                                      Cash Paid                  66,520.86           30,770.54           97,291.40
                                                                           ================    ================    ================

                                       25